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                                    GMO TRUST

                       SUPPLEMENT DATED JANUARY 2, 2001 TO
                   GMO TRUST PROSPECTUS DATED JUNE 30, 2000 AS
            SUPPLEMENTED BY THE AMENDED AND RESTATED SUPPLEMENT DATED
                                OCTOBER 20, 2000

EMERGING MARKETS FUND, EVOLVING COUNTRIES FUND AND ASIA FUND

Notwithstanding references to the contrary in the GMO Trust Prospectus (see, e.g., "Summaries of Fund Objectives and Principal Investment Strategies," "Risk Factors" and "Management of the Trust"), effective January 1, 2001, Arjun Bhagwan Divecha and all other management personnel formerly associated with Dancing Elephant, Ltd. ("Dancing Elephant") will no longer provide consulting services to the above-referenced Funds through Dancing Elephant but will continue providing the same investment management services to the above-referenced Funds as members or employees of Grantham, Mayo, Van Otterloo & Co. LLC, the investment adviser of the above-referenced Funds. There will be no change in any of the above-referenced Funds' fees and expenses as a result of the described change.